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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 2, 2001


                                 SUSSEX BANCORP
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          New Jersey                    0-29030                  22-3475473
 -----------------------------         ---------                ------------
(State or other jurisdiction          (Commission               (IRS Employer
   of incorporation)                  File Number)           Identification No.)



                    399 Route 23
                Franklin, New Jersey                          07416
          --------------------------------------------------------------
         (Address of principal executive offices)          (Zip Code)



        Registrant's telephone number, including area code (973) 827-2914
                                                           --------------

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

Item 4.  Changes in Registrant's Certifying Accountants
         ----------------------------------------------

               The Registrant announced that it will replace Radics & Co., LLC, its current independent auditors. The Registrant has retained Arthur Andersen, LLP to serve as its independent auditors. The decision to change auditors was recommended by the Audit Committee. For the fiscal years ended December 31, 2000 and 1999 and up to the date of this report, there have been no disagreements with Radics on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Radics, would have caused it to make reference to the subject matter of the disagreement in connection with their reports. The independent auditor's report on the consolidated financial statements for the fiscal years ended December 31, 2000 and 1999 expressed an unqualified opinion. The Registrant issued a press release on January 19, 2001 announcing results for the year ended December 31, 2000.


Item 7.  Exhibits.
         --------

           The following  exhibit is filed with this Current  Report on Form
8-K.

           Exhibit No.            Description
           -----------            ------------
                16                Letter from Radics & Co., LLC regarding change
                                  in certifying accountant.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, Sussex Bancorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              SUSSEX BANCORP
                                              --------------
                                               (Registrant)


Dated:   April 6, 2001                        By: /s/ Candace A. Leatham
                                                  ----------------------
                                                  CANDACE A. LEATHAM
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K


Exhibit No.    Description                                 Page No.
-----------    -----------                                 --------

      16       Letter from Radics & Co., LLC regarding         5
               change in certifying accountant.